                                                       Registration No. 33-51583
================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
             -------------------------------------------------------
                      POST-EFFECTIVE AMENDMENT NUMBER 1 TO
                             REGISTRATION STATEMENT
                                   ON FORM S-8
                                      Under
                           THE SECURITIES ACT OF 1933
                           COMMISSION FILE NO. 0-14278


                              MICROSOFT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         WASHINGTON                                          91-1144442
(State or other jurisdiction                                 (IRS Employer
of incorporation or organization)                            Identification No.)

                                ONE MICROSOFT WAY
                         REDMOND, WASHINGTON 98052-6399
                                 (206) 882-8080
--------------------------------------------------------------------------------
              (Address of registrant's Principal Executive Offices)

                  MICROSOFT CORPORATION 1991 STOCK OPTION PLAN
                            (Full title of the plan)
                    ----------------------------------------
                               Robert A. Eshelman
                            Associate General Counsel
                                One Microsoft Way
                         Redmond, Washington 98052-6399
                                 (206) 882-8080
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                        Copies of all communications to:

                                 Richard B. Dodd
                            Christopher H. Cunningham
                              Preston Gates & Ellis
                          5000 Columbia Seafirst Center
                                701 Fifth Avenue
                                Seattle, WA 98104
                                 (206) 623-7580

 Title of each class                      Proposed maximum       Proposed maximum
 of securities to be    Amount to be     offering price per     aggregate offering         Amount of
      registered         registered*           share*                 price*          registration fee**
      ----------         -----------           ------                 ------          ------------------
    Common shares        100,000,000          $149.125           $14,912,500,000         $5,142,241.38
      par value          -----------
       $.00005

         *Estimated pursuant to Rule 457(c) solely for purposes of calculating amount of registration fee, based upon the average of the high and low prices reported on November 15, 1996, as reported on the Nasdaq Stock Market.

                The Exhibit Index appears after the Signature Page of this Registration Statement.

                           INCORPORATION BY REFERENCE

         Pursuant to General Instruction E to Form S-8, the contents of the Registration Statement filed by Microsoft Corporation (the "Company") under Registration Number 33-51583, as amended, with respect to securities offered pursuant to the Company's 1991 Stock Option Plan, as amended (the "Plan"), are hereby incorporated by reference herein, and the opinions and consents listed below are annexed hereto:

Exhibit Number                  Description
--------------                  -----------

         4              Microsoft Corporation 1991 Stock Option Plan, as amended

         5              Opinion of Counsel regarding legality

         23.1           Consent of Independent Public Accountant

         23.2           Consent of Counsel (included in Exhibit 5)

         24             Power of Attorney (Contained within Signature Page)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redmond, State of Washington, on this 12th day of November, 1996.

                                          MICROSOFT CORPORATION

                                          /s/ William H. Gates III
                                          ------------------------------------
                                          William H. Gates III
                                          Chairman and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William H. Gates III, his or her attorney-in-fact, for him or her in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                                                                          Dated
                                                                          -----


/s/ William H. Gates III        Chairman, Chief Executive Officer,  November 12, 1996
------------------------        Director (Principal Executive
William H. Gates III            Officer)



/s/ Michael W. Brown            Vice President, Finance; Chief      November 12, 1996
------------------------        Financial Officer (Principal
Michael W. Brown                Financial and Accounting
                                Officer)

/s/ Paul G. Allen               Director                            November 12, 1996
------------------------
Paul G. Allen


/s/ Richard A. Hackborn         Director                            November 12, 1996
------------------------
Richard A. Hackborn

/s/ David F. Marquardt          Director                            November 12, 1996
------------------------
David F. Marquardt


/s/ Robert D. O'Brien           Director                            November 12, 1996
------------------------
Robert D. O'Brien


/s/ William G. Reed, Jr.        Director                            November 12, 1996
------------------------
William G. Reed, Jr.


/s/ Jon A. Shirley              Director                            November 12, 1996
------------------------
Jon A. Shirley


/s/ Jill E. Barad               Director                            November 12, 1996
------------------------
Jill E. Barad

                                  EXHIBIT INDEX


Exhibit Number                     Description
--------------                     -----------


    4                 Microsoft Corporation 1991 Stock Option Plan, as amended

    5                 Opinion of Counsel regarding legality

    23.1              Consent of Independent Public Accountant

    23.2              Consent of Counsel (included in Exhibit 5)

    24                Power of Attorney (Contained within Signature Page)